SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20509

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

September 12, 2008

Date of Report

(Date of Earliest Event Reported)

GAMEPLAN, INC.

 (Exact Name of Registrant as Specified in its Charter)

NEVADA

    000-27435

               87-0493596

(State or other juris-

          (Commission File No.)

(IRS Employee

diction of incorporation)

I.D. No.)

3701 Fairview Road

Reno, Nevada  89511

 (Address of Principal Executive Offices)

(775) 815-4758

Registrant's Telephone Number

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01.  Other Events.

At a special meeting of stockholders held on September 12, 2008,  the holders of 79% of the outstanding voting securities of GamePlan, Inc., a Nevada corporation (the “Company”), voted to elect the following persons to the Company’s Board of Directors, to serve until the next annual meeting of the Company’s stockholders or until such director’s prior death, resignation or termination and the appointment and qualification of his successor:  Robert G. Berry; Jon T. Jenkins; Ray Brown; L. Steven Haynes; and David W. Young.

Mr. Berry received a BA degree from the University of Nevada in 1961, and a JD degree from the University of Notre Dame law school in 1963. After spending four years in the District Attorney's office in Reno, Nevada, Mr. Berry joined the law firm of Laxalt and Berry in Carson City, Nevada.  Mr. Berry's areas of emphasis while in private practice were plaintiff's personal injury litigation and gaming regulatory work.  While practicing law, Mr. Berry entered into a number of business ventures, including shopping center and condominium development, restaurants, cattle feeding and breeding. Both during and after Mr. Berry left the active practice of law in 1977 he has owned and operated three gaming facilities, engaged in more than 50 business ventures and operations and built the town of Wendover, NV.  Presently, Mr. Berry is a part time Nevada Supreme Court Settlement Judge.

Jon T. Jenkins was a co-founder of GamePlan in 1991.  Mr. Jenkins has 30 years of gaming management experience with 20 of those years serving on the board of directors for several casinos.  Mr. Jenkins presently oversees the day to day operations of two casinos on the Salt River Indian Community adjacent to the metro Phoenix area.  Mr. Jenkins graduated with a Bachelor of Science degree from California State University.

Ray Brown has 24 years of experience in the gaming industry.  Currently, Mr. Brown is a consultant focusing on the identification, development, financing and construction of native and  non-native gaming operations.  Mr. Brown graduated with a Bachelor of Science degree from the University of Nevada-Reno.

L. Steven Haynes is currently leading Boulder Bay Resort, which is a mixed use development including hotel, retail, residential and casino on 18 acres in Lake Tahoe, Nevada.  Mr. Haynes has had several projects where he worked on the development and financing of both native and non-native gaming operations.  Mr. Haynes graduated from Wake Forest University with a Bachelor of Arts degree.

David W. Young is a personal financial manager at his own firm of D. W. Young, LLC in Las Vegas, Nevada.  Mr. Young has worked at several gaming companies including, Boyd Gaming, Fremont Hotel & Casino, and Sahara Resorts.  Mr. Young graduated with a Bachelor of Science degree from the University of Nevada - Las Vegas.

        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMEPLAN, INC.

Date:  9/16/08

/s/ Robert G. Berry

                             Robert G. Berry, President